UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

______________________

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Straight Path Communications Inc.

(Name of Registrant as Specified In Its Charter)

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STRAIGHT PATH COMMUNICATIONS INC.
5300 Hickory Park Drive, Suite 218
Glen Allen, Virginia 23059
(804) 433-1522

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	10:00 a.m., local time, on Tuesday, January 12, 2016.

PLACE:	Kellogg, Huber, Hansen, Todd, Evans & Figel, PLLC, 1615 M Street N.W., Suite 400, Washington DC 20036.

ITEMS OF BUSINESS:

1.     To elect four directors, each for a term of one year.

2.     To approve an amendment and restatement of the Straight Path Communications Inc.’s 2013 Stock Option and Incentive Plan that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 475,000 shares.

3.     To ratify the appointment of Zwick & Banyai, PLLC as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2016.

4.     To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record at close of business on November 18, 2015.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING ADMISSION:

If you are a stockholder of record, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of November 18, 2015 with you to the Annual Meeting, as well as a form of personal photo identification.

ANNUAL MEETING DIRECTIONS:	You may request directions to the annual meeting via email at info@spathinc.com or by calling SPCI Investor Relations at (804) 433-1522.

Important Notice Regarding the Availability of Proxy Materials
for the straight path communications inc. Stockholders
Meeting to be Held on january 12, 2016: The Notice of Annual Meeting and
Proxy Statement and the 2015 Annual Report are available at:

www.spathinc.com/investors

BY ORDER OF THE BOARD OF DIRECTORS

Yonatan Cantor
Corporate Secretary

Glen Allen, Virginia

November 24, 2015

STRAIGHT PATH COMMUNICATIONS INC.
5300 Hickory Park Drive, Suite 218

Glen Allen, Virginia 23059
(804) 433-1522

______________________

PROXY STATEMENT

______________________

GENERAL INFORMATION

Introduction

This Proxy Statement is being furnished to the stockholders of record of Straight Path Communications Inc., a Delaware corporation (the “Company” or “SPCI”) as of the close of business on November 18, 2015, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, January 12, 2016 at 10:00 a.m., local time, at the offices of Kellogg, Huber, Hansen, Todd, Evans & Figel, PLLC, 1615 M Street N.W., Suite 400, Washington DC 20036.  The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and Class B common stock, par value $0.01 per share
(“Class B Common Stock”), present at the Annual Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about November 30, 2015.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on Monday, November 18, 2015, has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 12,141,040, shares issued and outstanding and entitled to vote at the Annual Meeting, consisting of 787,163 shares of Class A Common Stock and 11,353,877 shares of Class B Common Stock.  The remaining shares, issued, consisting of 41,723 of shares of Class B Common Stock, are beneficially owned by the Company, and are not entitled to vote or to be counted as present at the Annual Meeting for purposes of determining whether a quorum is present. The shares of stock owned by the Company will not be deemed to be outstanding for determining whether a majority of the votes cast have voted in favor of any proposal.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders.  There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy with or without attending the meeting.

Beneficial holders of the Company’s Class A Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the SEC, the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Yonatan Cantor, Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding Class A Common Stock and Class B Common Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on a Proposal will be required for the approval of the election of any director (Proposal No. 1), for the approval of an amendment and restatement of Straight Path Communications Inc.’s 2013 Stock Option and Incentive Plan (Proposal No. 2) and the ratification of the appointment of the appointment of the Company’s independent registered public accounting firm (Proposal No. 3). This means that the number of votes cast “for” a director nominee, Proposal No. 2 or Proposal No. 3 must exceed the number of votes cast “against” that nominee, Proposal No. 2 or Proposal No. 3. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals.

Under NYSE MKT rules, without voting instructions from the beneficial owner, brokers may not vote shares on non-routine matters. The election of directors (Proposal No. 1) and the approval of an amendment and restatement of Straight Path Communications Inc.’s 2013 Stock Option and Incentive Plan (Proposal No. 2) are non-routine matters. In the absence of voting instructions from the beneficial owner, a broker non-vote will occur. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated. However, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE MKT rules to vote your shares on the ratification of the Company’s independent registered public accounting firm (Proposal No. 3), even if the broker does not receive voting instructions from you.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Yonatan Cantor, Corporate Secretary, Straight Path Communications Inc., 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia 23059, or by phone at (804) 433-1522, and we will promptly forward to such stockholder a separate Annual Report or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a Fiscal Year refers to the Fiscal Year ending in the calendar year indicated (e.g., Fiscal 2015 refers to the Fiscal Year ended July 31, 2015).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the NYSE MKT. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the NYSE MKT corporate governance listing requirements available to it because it is a “controlled company,” except as described below with regard to the composition of the Nominating Committee.

In accordance with Section 807 of the NYSE MKT Company Guide, the Company has adopted a Code of Business Conduct and Ethics, the full text of which is available for your review in the Governance section of our website at http://spathinc.com/investors and which also is available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined in Section 801(a) of the NYSE MKT Company Guide, because more than 50% of the voting power of the Company is controlled by The Patrick Henry Trust DTD July 31 2013 (“Trust”).  Upon our spin-off (the “Spin-Off”) from IDT Corporation (“IDT”), Howard Jonas transferred the shares of our common stock that he was entitled to receive to the Trust, and he is the beneficiary of the economic interest of the shares held by the Trust, but, subject to the below consent requirements, does not have voting power or control with respect to such shares.  Mr. Jonas’ consent is needed with respect to certain significant corporate matters requiring approval by our stockholders, including the approval of any merger, consolidation or sale of all or substantially all of our assets.  Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Nomination Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors and the director nominees are independent in accordance with Section 803 of the NYSE MKT Company Guide and that the Compensation Committee is in fact comprised entirely of independent directors. As a “controlled company,” the Company may, and has chosen to, exempt itself from the NYSE MKT requirement that it have a Nominating Committee composed entirely of independent directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a Corporate Governance Committee comprised entirely of independent directors, and a Nominating Committee comprised of the Chairman of the Board of Directors, who is not an independent, and one independent director.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at http://spathinc.com/investors. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the NYSE MKT definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.       During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.       During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.       (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.       Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.       The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three Fiscal Years, exceeds the greater of (a) $1 million or (b) two percent (2%) of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax exempt organizations to determine if such director qualifies as independent.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of K. Chris Todd, William F. Weld and Fred S. Zeidman is independent in accordance with the Corporate Governance Guidelines and, thus, that a majority of the current Board of Directors, a majority of the director nominees, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees is independent.

The Corporate Governance Committee considered the following relationship between the Company and William F. Weld in determining Mr. Weld’s independence:  Mr. Weld is a contract partner at the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (“Mintz Levin”).  Mintz Levin represents the Company as litigation counsel in legal proceedings related to the Company’s enforcement of its intellectual property rights.  As a contract partner, Mr. Weld does not receive any direct or indirect interest in the fees paid by the Company to Mintz Levin nor does he have any involvement in Mintz Levin’s representation of the Company.  The Corporate Governance Committee determined, after considering Mr. Weld’s position at Mintz Levin, that the foregoing relationship would not impact Mr. Weld’s independence. The Corporate Governance Committee (with Mr. Weld abstaining), therefore, recommended that the Board of Directors determine that Mr. Weld be deemed independent in accordance with the Corporate Governance Guidelines. The Board of Directors (with Mr. Weld abstaining) accepted the Corporate Governance Committee’s recommendation.

When we use the term “non-employee director” in this Proxy Statement we are referring to any director who is not an employee of, or consultant to, the Company, and who is deemed to be independent by the Board of Directors. Therefore, Davidi Jonas is not a non-employee director. None of the other non-employee directors or director nominees had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a Director.

Director Communications

Stockholders and other interested persons seeking to communicate directly with the Board of Directors, with the lead independent director or the independent directors as a group, should submit their written comments c/o Lead Independent Director (currently Fred S. Zeidman) at our principal executive offices, Straight Path Communications Inc., 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia 23059. The lead independent director will review any such communication at the next regularly scheduled Board meeting unless, in his or her judgment, earlier communication to the Board is warranted. If a stockholder communication raises concerns about the ethical conduct of us or our management, it should be sent directly to our Corporate Secretary, Yonatan Cantor, at our principal executive offices, Straight Path Communications Inc., 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia 23059. The Corporate Secretary will promptly forward a copy of any such communication to the Chairman of the Audit Committee and, if appropriate our Chairman, and take such actions as they authorize to ensure that the subject matter is addressed by the appropriate committee of the Board of Directors, by management and/or by the full Board of Directors.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

•         Obscene materials;

•         Unsolicited marketing or advertising material or mass mailings;

•         Unsolicited newsletters, newspapers, magazines, books and publications;

•         Surveys and questionnaires;

•         Resumes and other forms of job inquiries;

•         Requests for business contacts or referrals;

•         Material that is threatening or illegal; or

•         Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•         Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•         Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors held five (5) meetings in Fiscal 2015.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance.  All of the members constituting the current Board of Directors attended the 2015 annual meeting of stockholders.

Board of Directors Leadership Structure and Risk Oversight Role

Our Chairman of the Board, Mr. Jonas, provides overall leadership to the Board of Directors. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. The Board has determined that, given Davidi Jonas’ leadership skills, relationships with the other member of management and the members of the Board, and his prior positions where he acted as leader of groups and provided oversight over different bodies is optimal for the Company at the present time.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment.  The risk management oversight roles of the Compensation, Audit and Corporate Governance Committees discussed below, which are comprised solely of independent directors, provide an appropriate and effective balance to the Chairman of the Board’s role. With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces.  The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

Section 802 of the NYSE MKT Company Guide requires that the non-employee directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors. Fred S. Zeidman, an independent director and the “Lead Independent Director,” serves as the presiding director of these executive sessions and has served in that capacity since August 2, 2013. The Board of Directors determined that the role of Lead Independent Director was important to maintain a well-functioning Board of Directors that objectively assesses management’s proposals.

The Board of Directors and each of its committees conduct annual self-assessments in executive sessions to review and monitor their respective continued effectiveness.

As stated above, each of the Audit, Compensation and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management succession planning. The Compensation Committee oversees risks related to compensation policies and practices.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee.

Audit Committee

The Audit Committee is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://spathinc.com/investors, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee consists of Fred S. Zeidman (Chairman), K. Chris Todd and William F. Weld. The Audit Committee held four (4) meetings during Fiscal 2015. The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the Section 803 of the NYSE MKT Company Guide and Rule 10A-3(b) under the Securities Exchange Act of 1934, and (ii) that Mr. Zeidman qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2013 Stock Option and Incentive Plan, and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee currently consists of Messrs. Todd (Chairman), Weld and Zeidman. The Compensation Committee held six (6) meetings during Fiscal 2015. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://spathinc.com/investors, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the meaning of Section 803 of the NYSE MKT Company Guide and the categorical standards set forth above.

The Compensation Committee adopts Company-wide goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. The Compensation Committee reviews the performance of the Company relative to those goals and objectives, and the contribution of each executive officer to such performance at the end of the fiscal year and considers them as some of the factors when determining the amounts of annual bonuses to be awarded to executive officers.

Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the self-evaluations of the Board of Directors, the Audit Committee and the Compensation Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee currently consists of Messrs. Weld (Chairman), Todd and Zeidman. The Corporate Governance Committee held four (4) meetings during Fiscal 2015. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site http://spathinc.com/investors, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors has determined that all of the members of the Corporate Governance Committee are independent within the meaning of Section 803 of the NYSE MKT Company Guide and the categorical standards set forth above.

Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading “Director Selection Process.” The Nominating Committee currently consists of Davidi Jonas (Chairman) and Fred S. Zeidman, who is independent in accordance with Section 803 of the NYSE MKT Company Guide.

Mr. Jonas is not independent. The Company, as a “controlled company,” is exempt from the requirement to maintain an independent nominating committee pursuant to Section 801(a) of the NYSE MKT Company Guide. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, http://spathinc.com/investors, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held one (1) meeting during Fiscal 2015.

2015 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors is comprised of equity compensation, consisting of awards of restricted Class B Common Stock, and cash compensation. Each of these components is described in more detail below.  Each non-employee director received 8,000 restricted shares of our Class B common stock and a cash retainer of $35,000 for fiscal 2015.

Director Equity Grants

Pursuant to the Company’s 2013 Stock Option and Incentive Plan as in effect in Fiscal 2013 and the beginning of Fiscal 2014, each non-employee director of the Company who is deemed to be independent was entitled to receive, on each January 5th (or the next business day thereafter), an annual grant of 2,500 restricted shares of our Class B common stock (pro-rated based on the calendar quarter in which they join the Board), which will vest immediately upon grant. On January 16, 2014, the Board of Directors approved an increase in the annual grant to 8,000 restricted shares of our Class B common stock (pro-rated based on the quarter in which a director joins the Board), which will vest immediately upon grant.  Concurrent with the approval of the increase, each independent director received a one-time grant of 5,500 restricted shares of our Class B Common Stock.  A new director who becomes a member of the Board of Directors during the course of the calendar year receives an automatic grant on the date that he or she becomes a director in the amounts specified above, pro rated based on the calendar quarter of the year in which such person became a director. The stock is granted on a going forward basis, before the director completes his or her service for the calendar year. All such grants of stock to directors are subject to certain terms and conditions described in the Company’s 2013 Stock Option and Incentive Plan, as it may be amended or restated from time to time.

Director Board Retainers

Each non-employee director of the Company who attends at least 75% of the regularly scheduled meetings of the Board of Directors and Board committees of which they are members during a calendar year will receive an annual cash retainer of $35,000. Such payment will be made quarterly following attendance of at least 75% of the Board of Directors and committee meetings during the preceding quarter, and is pro-rated, based on the quarter in which they join, for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable Board of Directors meetings for such partial year. The Chairman of the Board may, in his discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. There is no additional compensation for serving on a committee, as a committee chair, for the Lead Independent Director or for the Audit Committee Financial Expert.  The Compensation Committee periodically reviews our director compensation practices.

2015 Director Compensation Table

The following table lists the Fiscal 2015 compensation for each person who served as a non-employee director during Fiscal 2015. This table does not include compensation to Davidi Jonas, who serves as a director and is a named executive officer, as he did not receive compensation for his service as a director during Fiscal 2015. Mr. Jonas’ compensation is set forth in the Executive Compensation section of this Proxy Statement.

Name	Dates of Board Service During Fiscal 2015	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
K. Chris Todd	08/01/2014–07/31/2015	$35,000	$145,840	$—	$180,840
William F. Weld	08/01/2014–07/31/2015	$35,000	$145,840	$—	$180,840
Fred S. Zeidman	08/01/2014–07/31/2015	$35,000	$145,840	$—	$180,840

____________

(1)      Represents the annual Board of Directors retainer earned in Fiscal 2015.

(2)      Represents the grant date fair value of an award of 8,000 shares of the Company’s Class B Common Stock on January 5, 2015, computed in accordance with FASB ACS Topic 718.

Non-employee directors held the following shares of the Company’s Class B Common Stock which were granted for director service, and options to purchase shares of Class B Common Stock of the Company, as of July 31, 2015:

Name	Class B Common Stock	Options to Purchase Class B Common Stock
K. Chris Todd	17,250	—
William F. Weld	0	—
Fred S. Zeidman	17,250	—

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

On July 22, 2013, the Board of Directors adopted a Statement of Policy with respect to Related Person Transactions. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also includes transactions which, despite not meeting the criteria set forth above, are otherwise material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within this definition are considered by the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this Policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the policy described above:

Transition Services Agreement between Straight Path Communications Inc. and IDT Corporation, dated July 31, 2013 (the “TSA”), pursuant to which IDT, which is controlled by Howard S. Jonas, the trustor of our controlling shareholder, The Patrick Henry Trust DTD July 31 2013, and father of our Chief Executive Officer and Chairman of the Board, Davidi Jonas, provided certain services to the Company including, but not limited to, services relating to human resources, finance, accounting, tax, connectivity, and legal. During Fiscal 2015, the Company paid IDT $211,559 in connection with the TSA.

Although not a related person transaction, in connection with the declaration of a dividend to stockholders of Straight Path IP Group, Inc. (“SPIPG”) and the payment of such dividend to the minority holders, the Board considered that Howard Jonas was a beneficiary of that decision.  As holder of 100 shares of SPIPG common stock, Mr. Jonas received his pro rata share of the distribution which was $564,734.00.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock or the Class B Common Stock of the Company, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers, and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of November 18, 2015 and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 787,163 shares of Class A Common Stock and 11,353,877 shares of Class B Common Stock.  The numbers reported for The Patrick Henry TR DTD July 31 2013 assume the conversion of all 787,163 currently outstanding shares of Class A Common Stock into Class B Common Stock.

Name	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power (d)
The Patrick Henry TR DTD July 31 2013(1) c/o Alliance Trust Company, LLC 5375 Kietzke Lane, 2nd Floor Reno, Nevada 89511	2,190,512	(2)	18.1%	72%

Nikos Hecht 516 E. Hyman Avenue Aspen, Colorado 81611 Joseph D. Samberg 1091 Boston Post Road Rye, New York 10580	1,045,000	(3)	9.2%	3%

Joseph D. Samberg 1091 Boston Post Road Rye, New York 10580	711,000	(4)	6.28%	2%

Davidi Jonas	308,255	(5)	2.7%	*

Zhouyue Pi	84,863	(6)	*	*

Jonathan Rand	82,898	(7)	*	*

K. Chris Todd	17,250		*	*

William F. Weld	0		*	*

Fred S. Zeidman	17,250		*	*

All directors, Named Executive Officers and executive officers as a group (5 persons)	510,516		4.5%	1.5%

____________

*         Less than 1%.

(d)     Voting power represents combined voting power of our Class A Common Stock (three votes per share) and our Class B Common Stock (one-tenth of one vote per share).

(1)      Howard Jonas is the beneficiary of the economic interest of the shares held by the Trust, but, subject to certain consent requirements, does not have voting power or control with respect to such shares.

(2)      Consists of 787,163 shares of Class A common stock (by virtue of the fact that they are convertible into the Company’s Class B common stock), and 1,403,349 shares of Class B common stock.

(3)      According to Schedule 13G filed with the Securities and Exchange Commission on November 9, 2015.

(4)      According to Schedule 13G filed with the Securities and Exchange Commission on October 30, 2015.

(5)      Consists of 184,719 shares of the Company’s Class B Common Stock held by Mr. D. Jonas directly and 123,536 restricted shares of the Company’s Class B Common Stock (“Restricted Stock”).

(6)      Consists of 14,863 shares of the Company’s Class B Common Stock held by Mr. Pi directly and 70,000 shares of Restricted Stock.

(7)      Consists of 36,142 shares of the Company’s Class B Common Stock held by Mr. Rand directly and 46,756 shares of Restricted Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC and the NYSE MKT. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2015.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis section of the Company’s Proxy Statement for the 2016 Annual Meeting. Based on our review and discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in SPCI’s Proxy Statement for the 2016 Annual Meeting.

K. Chris Todd, Chairman
William F. Weld

Fred S. Zeidman

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report shall not be incorporated by reference into any such filings, nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission (the “SEC”) under the Act or under the Exchange Act.

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion and analysis of our compensation practices and related compensation information should be read in conjunction with the Summary Compensation table and other tables included in this proxy statement, as well as our financial statements and management’s discussion and analysis of our financial condition and results of operations included in our Annual Report on Form 10-K for Fiscal 2015, which we refer to as the Form 10-K. The following discussion includes statements of judgment and forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our current expectations, estimates and projections about our industry, our business, compensation, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected performance and compensation. Actual results could differ significantly from those projected in the forward-looking statements as a result of certain factors, including, but not limited to, the risk factors discussed in the Form 10-K. We assume no obligation to update the forward-looking statements or such risk factors.

Introduction

It is the responsibility of the Compensation Committee of our Board of Directors to: (i) oversee our general compensation policies; (ii) determine the base salary and bonus to be paid each year to each of our executive officers; (iii) oversee our compensation policies and practices as they relate to our risk management; and (iv) determine the compensation to be paid each year to our non-employee directors for service on our Board of Directors and the various committees of our Board of Directors. In addition, the Compensation Committee administers our Stock Option and Incentive Plan with respect to restricted stock and stock option grants or other equity-based awards made to our executive officers. Further, certain individuals have received grants of equity in certain of our subsidiaries. Shares of restricted stock are granted to our non-employee directors automatically under our Stock Option and Incentive Plan on an annual basis.

We were spun off from IDT Corporation on July 31, 2013.  Prior to the Spin-Off, our executive officers who were with the Company at the time of the Spin-Off were employed by IDT Corporation and their compensation was set by IDT.  Neither of our then executive officers was an executive officer of IDT.  For all of Fiscal 2013, our operations were included in those of IDT.

The nature of our operations is such that long term goals may be more significant than current operations.  While Straight Path Spectrum generates revenues from its spectrum leasing operations, we are developing and implementing new strategies to deploy our spectrum assets in new applications.  Straight Path IP Group is engaged in an effort to enforce the patents and intellectual property rights it owns and many of those efforts, particularly those involving litigation, will only show results after a long period.

Elements of Compensation

The three broad components of our executive officer compensation are base salary, annual cash incentive bonus awards, and long term equity-based incentive awards. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers, as well as the Company as a whole, in the context of our overall compensation policy. Additionally, the Compensation Committee, in conjunction with our board, reviews the relationship of executive compensation to corporate performance generally and with respect to specific enumerated goals that are established by the Compensation Committee early in each fiscal year. The Compensation Committee believes that our current compensation plans are serving their intended purposes and are functioning reasonably.

Compensation Structure, Philosophy and Process

Our executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with the goals of the Company and with the best interests of our stockholders. Our compensation philosophy is to provide compensation to attract the individuals necessary for our current needs and planned operations, and provide them with the proper incentives to motivate those individuals to achieve our long-term plans.

The base salary levels we pay to each of our Named Executive Officers are based on the responsibilities undertaken by the respective individuals, and the market place for employment of people of similar skills and backgrounds. We note that our executive team consists of only three individuals and thus the breadth of responsibility of those individuals is significant compared to companies with larger teams.  Our use of outside resources and efficient operations allow us to operate with a small staff.  This reduces our overall compensation costs, but substantially adds to the workload and responsibilities of our executives.

The base salaries paid to executive officers are determined by discussions with the covered individuals and budgetary considerations and approved by our Compensation Committee.

Incentive compensation is designed to reward contributions to achieving the Company’s goals for the current period, as well as for the longer term. Cash bonuses are awarded based upon goals that are set early in each fiscal year. The goals are designed to set forth achievable goals for the current performance of the Company and its business units and for current contributions to long-term initiatives.

Mr. Jonas is entitled to a cash bonus equal to 2.5% of the Company’s net income (as determined in accordance with GAAP) in a calendar year, as well as discretionary bonuses as determined by our Compensation Committee.  Messrs. Rand’s and Pi’s bonuses are discretionary and are to be determined by our Compensation Committee, with input from Mr. Jonas, with reference to the achievement of the goals and such individuals’ contributions to such efforts, as well as other accomplishments during the year that were deemed relevant in specific instances. Each of Mr. Rand and Mr. Pi is eligible to receive a cash bonus of up to 100% of his base salary (or up to 120% or higher upon extraordinary performance).

Following the end of a fiscal year, management sets Company-wide bonus levels for the fiscal year then ended, based on Company performance and available resources. The proposed bonuses are then presented to the Compensation Committee.

Equity grants are made in order to provide longer term incentive compensation and to better align the interests of our executives with our stockholders. Executives have been granted equity interests in the Company and, we consider, in limited circumstances, with regard to individuals whose areas of responsibility focus on specific operations or who have contributed in significant ways to specific subsidiaries, grants of equity interests in subsidiaries, so as to better incentivize and reward the executives for the results of their efforts.

Compensation Decisions Made in Fiscal 2014

Upon the Spin-Off, our current Board of Directors was empaneled and the current members of our Compensation Committee were appointed.

At a meeting held on August 2, 2013, our Compensation Committee approved annual base salaries for Fiscal 2014 of $200,000 for Mr. Jonas and $175,000 for Mr. Rand, which were the same annual rates as they had been paid by IDT prior to the Spin-Off.

At such meeting, our Compensation Committee approved the annual bonus to Mr. Jonas of 2.5% of the Company’s net income in each calendar year, noting that such methodology clearly aligned Mr. Jonas’ interests with that of the Company’s stockholders and that Mr. Jonas was assuming risk, particularly in light of the stage of the Company’s development and the timing of anticipated net income in execution of the Company’s business plan.

The Compensation Committee also approved the grant, under the Company’s Stock Option and Incentive Plan, of 229,608 shares of Class B common stock of the Company (with a grant date value of $1,301,887) to Mr. Jonas, and of 38,268 shares of Class B common stock (with a grant date value of $219,021) to Mr. Rand. The grants vest in equal increments over three years from grant.  The Committee noted the long term nature of the Company’s goals, the leanness of the Company’s management team and the key roles that Messrs. Jonas and Rand played in developing the business plans and that they will need to play in any successful execution of the business plans.

Goals for Fiscal Year 2014

At a meeting held on October 17, 2013, our Compensation Committee approved the following goals for Fiscal 2014: (i) increase revenue from Straight Path IP Group; (ii)  increase revenue from the non-enterprise business of Straight Path Spectrum, and sales and leasing of spectrum; (iii) establish go-to-market relationships with third parties for small cell backhaul utilization of Straight Path Spectrum’s licenses; (iv) achieve positive results on a number of pending cases regarding the enforcement of Straight Path IP Group’s patents; (v) increase the number of enforcement actions in district courts; (vi) establish a monetization strategy for Droplet patent portfolio; (vii) meet or exceed the Fiscal 2014 budget for bottom line performance; (viii)  enhance the Company’s investment policy to increase return on investment for financial assets; and (ix) broaden the Company’s exposure with expanded public relations and investor relations campaigns.

Compensation Decisions Made for Fiscal 2014

At a meeting held on July 30, 2014, our Compensation Committee met and approved cash bonuses and equity grants to our then executive officers, for performance during Fiscal 2014 and their then positions in the future plans of the Company, as well as an equity grant for Mr. Pi, upon his joining the Company.  Management had prepared recommended amounts, and the Committee considered those recommendations in determining the amount approved.

Mr. Jonas was awarded a cash bonus in the amount of $60,000 and a grant of 71,000 restricted shares of our Class B common stock.  Mr. Rand was awarded a cash bonus of $45,000 and a grant of 52,000 restricted shares of our Class B common stock.

2015 Base Salaries

During Fiscal 2015, base salaries paid to Mr. Jonas, Mr. Rand and Mr. Pi were $325,000, $250,000 and $185,000, respectively.

Goals for Fiscal Year 2015

At a meeting held on October 23, 2014, our Compensation Committee approved the following goals for Fiscal 2015: (i) file and pursue the appeal of the adverse PTAB decision regarding certain claims in our patents; (ii) further the licensing portion of our intellectual property enforcement program; (iii) advance the development, testing and deployment of hardware utilizing our 39 GHz spectrum licenses for point-to-multipoint applications; (iv) advance development of a solution utilizing our 39 GHz spectrum assets for small cell backhaul and move toward establishment of a test bed for that solution; (v) further the long-term efforts to have our millimeter wave spectrum be eligible for mobility for 5G networks, specifically, assist in FCC rulemaking to permit that usage, engaging with partners in the telecommunications operator and hardware manufacturing industries, and with potential users of our spectrum in that manner; (vi) operate efficiently and within budget; (vii) upgrade marketing and on-line presence of the Company and the Spectrum division; and (viii) maintain full compliance and best practices with respect to public disclosure, SEC filings and relations with investors and the media.

Performance and Bonus and Incentive Equity Awards

At a meeting held on July 23, 2015, our Compensation Committee met and approved cash bonuses and equity grants to our executive officers and other key employees, and set base salaries for Fiscal 2016.  Management had prepared recommended amounts, and the Committee considered those recommendations in determining the amount approved.

Upon presentation by management, the Compensation Committee noted the following performance relative to the approved Fiscal 2015 goals as well as other significant developments in executing on the Company’s short, medium and long term plans.   Specifically: (i) the Company filed and was pursuing the appeal of the adverse PTAB decision regarding certain claims in its patents, and that the matter was proceeding expeditiously before the Federal Circuit Court of Appeals; (ii) the Company was in advanced discussions with external vendors with firm dates for the delivery of hardware utilizing its 39 GHz spectrum licenses for point-to-multipoint applications, which would greatly expand the solutions to be marketed for that spectrum; (iii) the Company had made tremendous strides with the FCC, industry and academic groups and industry participants in having millimeter wave spectrum be eligible for mobility for 5G networks, as more fully described in the Company’s periodic reports; (iv) during Fiscal 2015, the Company operated efficiently and within budget, spending less than budgeted while meeting or exceeding key goals and making progress on all fronts; and (v) the Company continued extensive marketing presence for current applications of its spectrum assets, signing up new lessees to replace expiring transactions. Due to the continuing pendency of the appeal of the PTAB’s decision, the Company was not able to make any progress on its intellectual property enforcement program.

Mr. Jonas was awarded a cash bonus in the amount of $90,000 and a grant of 60,000 restricted shares of our Class B common stock.  In making the determination, the Committee noted Mr. Jonas’ contribution to all of the Company’s operations, in particular his leading the efforts with outside counsel on the appeal of the PTAB decision, his role in discussions with hardware developers for 39GHz equipment, his engagement with NYU Wireless and establishment of the Company’s Strategic Technical Advisory Board, as well as his lead role in advocacy for the inclusion of millimeter wave spectrum for mobility applications with the FCC and the wireless communications industry.

Mr. Rand was awarded a cash bonus in the amount of $50,000.  In making the determination, the Committee noted Mr. Rand’s lead role in marketing the Company’s spectrum assets for current applications and in securing a leading equipment manufacturer to develop point-to-multipoint hardware using 39 GHz spectrum.  He was also the lead person on reporting, internal controls and investor relations, and was instrumental in the Company’s expense control efforts that enabled it to operate within budget on the expense side.

Mr. Pi was awarded a cash bonus in the amount of $50,000 and a grant of 30,000 restricted shares of our Class B common stock.  In making the determination, the Committee noted Mr. Pi’s essential role in advocacy with the FCC, academia and the wireless industry, as well as his development of the technology that may allow for utilization of millimeter wave spectrum for mobility applications.  Mr. Pi’s recognition in the industry was a key factor in the success of the Company’s efforts to achieve acceptance of its spectrum assets in the FCC and industry standard-making projects.

Fiscal 2016 Base Salaries

Our Compensation Committee approved base salaries for Fiscal 2015 of $325,000 for Mr. Jonas, $250,000 for Mr. Rand and $225,000 for Mr. Pi.  Mr. Pi’s increase was due to his increased role in the Company and the greater effort required as the Company’s efforts in his area were coming to fruition.  Base salaries for other executive officers remained unchanged.

Goals for Fiscal 2016

At a meeting held on October 8, 2015, our Compensation Committee approved the following goals for Fiscal 2016: (i) advance effort toward recognition of millimeter wave for 5G mobility applications, including recognition in the anticipated FCC Notice of Propose Rulemaking, progress toward adoption of rules by the FCC, and adoption of industry standards; (ii) progress toward development of prototype equipment and systems for 5G utilization of millimeter wave; (iii) formally establish Strategic Technical Advisory Board and secure leading figures to serve; (iv) continue dialogue with equipment manufacturers toward partnerships on joint solutions; (v) advance product development of point-to-multipoint hardware for 39GHz applications; (vi) plan deployments of developed equipment; (vii) increase revenue from spectrum leasing, including via point to multi-point applications;

(viii) advance development of a solution utilizing our 39GHz spectrum assets for small cell backhaul and move toward establishment of a test bed for that solution; (ix) continue to contend Inter Partes Review challenges to patents; (x) obtain opinion on appeal to Federal Circuit and re-commence enforcement if possible; (xi) explore settlements with infringers and industry groups; (xii) operate efficiently and within budget including significant investments in technology development; (xiii) consider financing if terms are attractive; (xiv) increase research coverage and investor relations efforts; and (xv) maintain full compliance and best practices with respect to public disclosure and SEC filings.

Employment Agreements

None of our executive officers are party to employment agreements.  The Company believes that the substantial portion of the compensation paid to executives that is in the form of long term equity grants, creates sufficient incentive for retention of executives.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The table below summarizes the total compensation paid or awarded to our Named Executive Officers by IDT or the Company during Fiscal 2015, Fiscal 2014 and Fiscal 2013.  Prior to the Spin-Off, all of the Named Executive Officers were employees of IDT and all compensation for periods prior to the Spin-Off disclosed in the table below was paid by IDT for services provided by the Named Executive Officers to our business segments.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)	All other Compensation ($)		Total ($)
Davidi Jonas Chairman of the Board and Chief Executive Officer(3)	Fiscal 2015	$325,000	$90,000	$1,494,900	(4)	$—	$—		$1,909,900
	Fiscal 2014	$197,231	$60,000	$2,002,647	(5)	$—	$2,000	(6)	$2,261,878
	Fiscal 2013	$99,115	$—	$—		$—	$—		$99,115

Jonathan Rand Chief Financial Officer	Fiscal 2015	$250,000	$50,000	$—		$—	$—		$300,000
	Fiscal 2014	$175,000	$45,000	$730,220	(7)	$—	$—		$950,220
	Fiscal 2013	$20,192	$—	$—		$—	$—		$20,192

Zhouyue (Jerry) Pi Chief Technology Officer	Fiscal 2015	$185,000	$50,000	$1,487,400	(8)	$—	$—		$1,722,400

____________

(1)      The amounts shown in this column reflect bonuses paid for performance during the relevant period irrespective of when such bonus was paid.

(2)      The amounts shown in this column reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718. Please see Note 6 to SPCI’s Consolidated Financial Statements included in SPCI’s Annual Report on Form 10-K for the Fiscal Year ended July 31, 2015.

(3)      Mr. Jonas also served as Vice President, Business Development of IDT Corporation and manager of Straight Path Spectrum during Fiscal 2013.

(4)      Consists of 60,000 shares of Restricted Class B Common Stock that vested immediately upon grant on August 7, 2015.  These shares, which were granted in Fiscal 2016, are included above because the issuance was approved by the Compensation Committee on July 23, 2015 for services performed for the entire Fiscal 2015, and for accounting purposes they are treated as having been granted in Fiscal 2015.

(5)      Consists of the value of (i) 229,608 shares of Restricted Stock granted on August 2, 2013, which vested and are to vest as to 76,536 shares on each of August 2, 2014, 2015 and 2016, and (ii) 71,000 shares of Restricted Stock granted on July 30, 2014, which vested and are to vest as to 24,000 shares on March 30, 2015, 24,000 shares on February 1, 2016 and 23,000 shares on February 1, 2017.

(6)      SPCI’s matching contribution to Mr. Jonas’ SPCI account established under the IDT 401(k) plan.

(7)      Consists of the value of (i) 38,628 shares of Restricted Stock granted on August 2, 2013, which vested and are to vest as to 12,756 shares on each of August 2, 2014, October 16, 2015 and August 2, 2016, and (ii) 52,000 shares of Restricted Stock granted on July 30, 2014, which vested and are to vest as to 18,000 shares on March 30, 2015, 17,000 shares on each of February 1, 2016 and 2017.

(8)      Consists of the value of (i) 60,000 shares of Restricted Stock granted on September 1, 2014, which vested and are to vest as to 20,000 shares on October 16, 2015 and 20,000 shares on each of September 1, 2016 and 2017, and (ii) 30,000 shares of Restricted Stock granted on July 23, 2015, which vested and are to vest as to 10,000 shares on each of October 16, 2016, 2017 and 2018.

Except as provided for in agreements that the Company may enter into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including the achievement of specific performance targets and our financial and business performance.

We adopted our 2013 Stock Incentive Plan to provide equity compensation to our Board of Directors, our management and our employees and consultants.

Grants of Plan-Based Awards

The following table provides information on grants of awards made to our Named Executive Officers in Fiscal 2015:

Name	Compensation Committee Approval	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Zhouyue (Jerry) Pi	07/23/2015	07/23/2015	30,000	$914,400
	07/30/2014	09/01/2014	60,000	$573,000

____________

(1)      Represents the grant date fair value of each equity award calculated in accordance with FASB ASC Topic 718.

Does not include 60,000 shares of Restricted Class B Common Stock that were granted to Davidi Jonas and vested immediately upon grant on August 7, 2015.  These shares, which were granted in Fiscal 2016, are included in the Executive Compensation Table because the issuance was approved by the Compensation Committee on July 23, 2015 for services performed for the entire Fiscal 2015, and for accounting purposes they are treated as having been granted in Fiscal 2015.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table provides information on the current holdings of restricted stock by our Named Executive Officers at July 31, 2015.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Davidi Jonas	200,072	(2)	$ 4,715,697
Jonathan Rand	59,512	(3)	$ 1,402,698
Zhouyue (Jerry) Pi	90,000	(4)	$ 2,121,300

____________

(1)      Market value is computed by multiplying the closing price of our Class B Common Stock on July 31, 2015 (the last trading day of Fiscal 2015) which was $23.57 by the number of shares of restricted Class B Common Stock that had not vested as of July 31, 2015.

(2)      76,536 shares vested on August 2, 2015, 76,536 shares will vest on August 2, 2016, 24,000 shares will vest on January 30, 2016 and 23,000 shares will vest on January 30, 2017. Does not include 60,000 shares of Restricted Class B Common Stock that vested immediately upon grant on August 7, 2015.  These shares, which were granted in Fiscal 2016, and are only included in the Executive Compensation Table because the issuance was approved by the Compensation Committee on July 23, 2015 for services performed for the entire Fiscal 2015, and for accounting purposes they are treated as having been granted in Fiscal 2015.

(3)      12,756 shares vested on October 16, 2015, 12,756 shares will vest on August 2, 2016 and 17,000 shares will vest on each of January 30, 2016 and January 30, 2017.

(4)      20,000 shares vested on October 16, 2015, 20,000 shares will vest on each of September 1, 2016 and September 1, 2017 and 10,000 shares will vest on each of October 16, 2016, October 16, 2017 and October 16, 2018.

Option Exercises and Stock Vested

The following table sets forth information regarding the shares of restricted Class B Common Stock that vested for each of the Named Executive Officers in Fiscal 2015. There were no stock options exercised by Named Executive Officers in Fiscal 2015.

	Restricted Stock Awards
Name	Number of Shares Acquired Upon Vesting (#)	Number of Shares Withheld to Cover Taxes		Value Realized on Vesting ($)(1)
Davidi Jonas	100,536	41,458	(2)	$1,217,165
Jonathan Rand	30,756	4,370		$479,361

____________

(1)      The value of restricted stock realized upon vesting represents the total number of shares acquired on vesting (without regard to the amount of shares withheld to cover taxes) and is based on the closing price of the shares of Class B Common Stock on the vesting date.

(2)      Such withholding was effected erroneously, as the Company and Mr. Jonas believe that taxes on such issuance were due on grant and not on vesting.

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company adopted the 2013 Stock Option and Incentive Plan, pursuant to which shares of restricted Class B Common Stock and options to purchase Class B Common Stock have been awarded. As fully described in Proposal No. 2, the Company is asking the stockholders to vote on an amendment and restatement of the stock option and incentive plan.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company through July 31, 2015.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)
Equity compensation plans approved by security holders	14,023	$5.67	163,648
Total	14,023	$5.67	163,648

____________

(1)      Reflects all outstanding options exercisable for shares of Class B Common Stock as of July 31, 2015.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The Named Executive Officers have all been granted restricted stock pursuant to the Company’s 2013 Stock Option and Incentive Plan (the “2013 Plan”). Under the 2013 Plan, in the event of “change in control” (other than a “change in control” which is also a “corporate transaction”), each as defined in the Company’s 2013 Plan, (i) each option award which is outstanding at the time of the change in control automatically becomes fully vested and exercisable, and (ii) each share of restricted stock is released from any restrictions on transfer and repurchase or forfeiture rights.

The potential payments below are based on the provisions of the 2013 Plan and assumes the event of “change in control” took place on July 31, 2015. The value of each restricted share is computed by multiplying the closing market price per share of the Company’s Class B Common Stock on July 31, 2015 ($23.57) by the number of unvested shares of restricted Class B Common Stock held by the Named Executive Officer on that date.

Davidi Jonas: $4,715,697 representing the accelerated vesting of 200,072 shares of restricted Class B Common Stock.

Jonathan Rand:  $1,402,698 representing the accelerated vesting of 59,512 shares of restricted Class B Common Stock.

Zhouyue Pi: $2,121,300 representing the accelerated vesting of 90,000 shares of restricted Class B Common Stock.

There are no payments made to the Named Executive Officers upon termination their employment.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s By-Laws, the authorized number of directors on the Board of Directors is between three and seventeen, with the actual number to be set, within that range, by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at four. There are currently four directors on the Board of Directors. The current terms of all of the directors expire at the Annual Meeting. All four directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are Davidi Jonas, K. Chris Todd, William F. Weld and Fred S. Zeidman, each of whom has consented to be named in this proxy statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2017 Annual Meeting, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Meeting shall elect each director. Stockholders may not vote for more than four persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Davidi Jonas has served as Chief Executive Officer, President and Director of SPCI since April 2013, and has served as Chairman of the Board of SPCI since August 1, 2013. He previously served as Vice President, Business Development of IDT Corporation. He has served as manager of Straight Path Spectrum since August 2012 and served as Executive Vice President and director of Straight Path IP Group from November 2012.  Mr. Jonas has also served as the Rabbi of Kingsbridge Center of Israel in the Bronx, New York from 2010-2015.  Mr. Jonas taught Judaic Studies in SAR High School in Riverdale, New York from 2010 to 2012. Mr. Jonas received rabbinic ordination from Yeshivat Chovevei Torah Rabbinical School.

Key Attributes, Experience and Skills:

Mr. Jonas is very familiar with the operations included within SPCI and its subsidiaries, as well as IDT’s previous efforts to generate value from the related assets.  He has exceptional inter-personal and leadership skills, and is creative in developing new applications for assets and in crafting solutions to challenges.

K. Chris Todd has served as Director of SPCI since July 2013.  Mr. Todd has been a partner at the law firm of Kellog, Huber, Hansen, Todd, Evans & Figel, P.L.L.C. since 1994.  Prior to that, Mr. Todd was head of the Litigation Group at Johnson & Gibbs.  Mr. Todd’s extensive career in government service includes service as a Law Clerk to a federal judge, as Associate Counsel in the Office of Independent Counsel under Lawrence Walsh during the Iran/Contra Matter, and as Assistant U.S. Attorney for the Criminal Division in the United States Attorney’s Office, Southern District of New York where Mr. Todd conducted the prosecution of numerous violations of federal law, including multi-defendant business fraud and tax evasion cases.  Prior to serving in the Southern District, Mr. Todd also served as a Trial Attorney for the Department of Justice’s Tax Division, Criminal Section, where Mr. Todd conducted numerous jury trials and grand jury investigations involving tax evasion. He has a Bachelor of Arts from Texas Tech University and a J.D. from the University of Texas School of Law and completed graduate studies in law at Cambridge University in England in 1974.

Key Attributes, Experience and Skills:

Mr. Todd’s private law practice focused on trial work, including patent infringement cases, provides invaluable expertise to the Board with respect to our Straight Path IP Group business.

William F. Weld has served as Director of SPCI since July 2013.  Mr. Weld has been a member of the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. and a principal of ML Strategies, LLC, a consulting affiliate of Mintz Levin, since 2012.  Mr. Weld has served as a director of Just Energy (TSX and NYSE: JE) since 2012. Mr. Weld was a partner at McDermott Will & Emery LLP from 2006 to 2012.  In addition, Mr. Weld served two terms as Governor of Massachusetts, being elected in 1990 and re-elected in 1994 and had previously served as Assistant US Attorney General in charge of the Criminal Division of the Justice Department in Washington D.C. Mr. Weld received a Bachelor of Arts from Harvard College and a JD from Harvard Law School.

Key Attributes, Experience and Skills:

Mr. Weld’s extensive legal and other professional experience will serve as valuable asset to the Company.  He has extensive contacts in commercial, legal and governmental arenas, and his managerial experience in public service and the private sector brings important skills to the functioning of the Board of Directors.

Fred S. Zeidman has served as Director of SPCI since July 2013.  Mr. Zeidman has served as Chairman of the Board of Petroflow Energy Corporation since September 2011 and as Chairman of the Board of Petro River Oil Corporation since 2011. Mr. Zeidman has also served as a director of Hyperdynamics Corporation since 2009 and as a director of Prosperity Bancshares, Inc. since 1986. He formerly served as trustee for the AmeriSoft Liquidating Trust.  Mr. Zeidman has served as CEO, Interim CEO and Chairman of the Board of a variety of companies, including several in the oil and gas sector.  Mr. Zeidman is the Chairman Emeritus of the United States Holocaust Memorial Council. He was appointed to that position by President George W. Bush in March 2002 and served from 2002-2010. He is also Chairman Emeritus of the University of Texas Health Science System Houston and is on the Board of Trustees of the Texas Heart Institute (where he currently serves as Interim Chief Financial Officer).  He formerly served on the Board of Directors and Executive Committee of the University of Saint Thomas and chaired its Development Committee. Mr. Zeidman received his Bachelor of Science and Bachelor of Arts from Washington University and a Masters of Business Administration from New York University.

Key Attributes, Experience and Skills:

Mr. Zeidman has served in board and other leadership positions in many entities of varying size and in different industries.  His experience and familiarity with the role of a director will round out the Board of Directors and provide a source of input for management to draw on.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees, Executive Officers

The executive officers, directors, director nominees and certain key personnel of the Company are as follows:

Name	Age	Position
Davidi Jonas	29	Chairman of the Board of Directors, Director, Director Nominee, Chief Executive Officer and Named Executive Officer
Jonathan Rand	53	Chief Financial Officer and Named Executive Officer
Zhouyue (Jerry) Pi	38	Chief Technology Officer and Named Executive Officer
K. Chris Todd	69	Director and Director Nominee
William F. Weld	70	Director and Director Nominee
Fred S. Zeidman	69	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers except Davidi Jonas, whose information is set forth above under Proposal  No. 1:

Jonathan Rand has served as Chief Financial Officer of SPCI since June 2013, and has served as Chief Operating Officer of SPCI’s subsidiary Straight Path Spectrum, Inc. since January 2014. Mr. Rand served as President and Chief Operating Officer of Organic Motion, an innovative computer vision company, from 2006 to 2012. Mr. Rand co-founded and served as President of Indigo Capital Advisers, providing consulting services to early stage technology companies since 2002.  Mr. Rand served as Executive Vice President of Sales, Treasurer and Chief

Executive Officer of the Y@P Division of Net2Phone, Inc. from 1998 to 2001 and Executive Vice President of Sales & Finance and Treasurer of IDT Corporation from 1992 to 1998. Prior to joining IDT, Mr. Rand founded and subsequently sold a national magazine, Campus Connection. Mr. Rand worked in Procter & Gamble’s brand management program, after receiving a Bachelor of Science in Economics from the Wharton School, University of Pennsylvania in 1984.

Zhouyue (Jerry) Pi has served as Chief Technology Officer of SPCI since September 2014.  Prior to joining SPCI, Mr. Pi was a Senior Director at Samsung Research America in Dallas, Texas, where he led system research, standardization, and prototyping activities in 4G and 5G wireless communications network.  Before joining Samsung in 2006, Mr. Pi was with the Nokia Research Center in Dallas and San Diego, where he was a leading contributor to Nokia’s 3G wireless standardization and modern development efforts for 3GPP2 1XEV-DV, 1xEV-DO, and Ultra Mobile Broadband systems.  Mr. Pi has authored more than 30 technical journal and conference papers and is the inventor of more than 150 patents and applications.  Mr. Pi received a Bachelor of Engineering from Tsinghua University (with honor), a Master of Science from Ohio State University and a Masters of Business Administration from Cornell University (with distinction).  He is a senior member of the Institute of Electrical and Electronics Engineers.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S
2013 STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment and restatement of the Company’s 2013 Stock Option and Incentive Plan (the “2013 Plan”) that will that will increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 475,000 shares. The Board of Directors adopted the proposed amendment and restatement on October 8, 2015, subject to stockholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendment and restatement to increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 475,000 shares is necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success.

The proposed amendment and restatement is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2013 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with (i) the provisions set forth in Section 162(m) of the Code relating to the deductibility of certain compensation and (ii) the rules and regulations applicable to New York Stock Exchange-listed companies.

The following description of the 2013 Plan, as proposed to be amended and restated by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2013 Plan, as proposed to be amended and restated. A copy of the 2013 Plan, as proposed to be amended and restated, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2013 PLAN

Pursuant to the 2013 Plan, executive officers, employees, directors and consultants of the Company and its subsidiaries are eligible to receive awards of stock options and restricted stock. There are approximately 10 employees and directors eligible for grants under the Plan. Options granted under the 2013 Plan may be ISOs or non-qualified stock options (“NQSOs”).  In addition to options, restricted stock may be granted under the 2013 Plan.

The maximum number of shares reserved for the grant of awards under the 2013 Plan is 1,503,532 shares of Class B Common Stock (including the 475,000 shares of Class B Common Stock reserved subject to approval of the stockholders of this Proposal), of which 75,779 shares of Class B Common Stock are available for issuance. Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee of the Board of Directors administers the 2013 Plan. Subject to the provisions of the 2013 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2013 Plan and may at any time adopt such rules and regulations for the 2013 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2013 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2013 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2013 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2013 Plan).

The 2013 Plan provides for automatic restricted stock grants to eligible non-employee directors of the Company and its subsidiaries. Once per year, each non-employee director will receive 8,000 shares of Class B Common Stock (assuming stockholder approval to the amendment and restatement of the 2013 Plan).  New non-employee directors will receive a pro-rata amount (based on projected quarters of service for such calendar year following the grant date) of such annual grants on their date of initial election and qualification as a non-employee director. The grant date for incumbent annual non-employee director grants will be each January 5 (or the next business day).

The 2013 Plan also provides for the granting of restricted stock awards, which are awards of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2013 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2013 Plan after the tenth anniversary of its initial adoption.

ISOs are not assignable or transferable except by the laws of descent and distribution. Non-qualified stock options may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

Except as set forth in the table below, the Company cannot now determine the number of options or other awards to be granted in the future under the 2013 Plan to executive officers, directors, employees and consultants. Actual awards under the 2013 Plan to Named Executive Officers for Fiscal 2015 are reported under the heading “Executive Compensation Table”.

New Plan Benefits

Name and Principal Position	Dollar Value	Number of Shares of Stock
Non-Employee Director	$443,520	24,000	(1)

____________

(1)      Each of the three non-employee directors of the Company will receive an annual grant of 8,000 shares of restricted Class B Common Stock for being a director, subject to stockholder approval of the proposed amendment and restatement. In 2015, this automatic grant was made on January 5, 2015. Calculation is based upon the number of non-employee directors nominated for election at the Annual Meeting.

Federal Income Tax Consequences of Awards Granted under the 2013 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2013 Plan:

Incentive Stock Options. ISOs granted under the 2013 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of the Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options. Non-qualified stock options granted under the 2013 Plan are options that do not qualify as ISOs. A participant who receives an NQSO will not recognize any taxable income upon the grant of such NQSO. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Restricted Stock. With respect to restricted stock awards under the 2013 Plan that are restricted to transferability and subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares (the “Restrictions”) lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2013 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control. In general, if the total amount of payments to a participant that are contingent upon a “change of control” of the Company (as defined in Section 280G of the Code), including awards under the 2013 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that Stock Options, granted under the 2013 Plan should qualify for the performance-based compensation exception to Section 162(m).

On November 18, 2015, the Record Date, the last reported sale price of the Company’s Class B Common Stock on the NYSE MKT was $8.94 per share.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2013 PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF ZWICK & BANYAI, PLLC
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Zwick & Banyai, PLLC (“Zwick”) for the Fiscal Year ending July 31, 2016.

Zwick was the Company’s independent registered public accounting firm for Fiscal 2015 and has served the Company as its independent registered public accounting firm since the Company’s formation in April 2013. The Audit Committee has approved the engagement of Zwick to serve as the Company’s independent registered public accounting firm for Fiscal 2016.  Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of Zwick. Even if Zwick’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives for Zwick will be present telephonically at the Annual Meeting, will be available to respond to appropriate questions via telephone and will have the opportunity to make such statements as they may desire.

During the Company’s two most recent fiscal years, the Company did not consult with Zwick with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).

Zwick’s report on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years there were no disagreements between the Company and Zwick on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Zwick, would have caused Zwick to make reference to the subject matter of the disagreements in connection with its report on the Company’s consolidated financial statements for such years.

During the two most recent fiscal years there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
 FOR RATIFICATION OF THE APPOINTMENT OF ZWICK & BANYAI, PLLC AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JULY 31, 2016.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Zwick & Banyai, PLLC for the fiscal years ended July 31, 2015 and July 31, 2014.

Fiscal Year Ended July 31	2015		2014
Audit Fees	$71,979	(1)	$91,911	(2)
Audit Related Fees	—		—
Tax Fees	$—		—
All Other Fees	$—		520
Total	$71,979		$92,431

____________

(1)      Audit fees for fiscal 2015 were principally for audit work performed on the consolidated financial statements for the fiscal year ended July 31, 2015.

(2)      Audit fees for fiscal 2014 were principally for audit work performed on the consolidated financial statements for the fiscal year ended July 31, 2014 and for audit work performed for internal control of financial reporting for the fiscal year ended July 31, 2014.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Zwick & Banyai, PLLC.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee for the Interim Period following the Spin-Off.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the Public Company Accounting Oversight Board’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s purpose is more fully described in its charter, which can be found in the Governance section of our web site, http://spathinc.com/investors. The Audit Committee reviews its charter on an annual basis. The Board of Directors annually reviews the NYSE MKT listing standards’ definition of independence for Audit Committee members and has determined that each member of the Committee meets that standard and that each of the members is “financially literate” as defined by Securities Exchange and Commission and NYSE MKT rules. The Board of Directors has also determined that Fred S. Zeidman, Chairman of the Audit Committee, qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, in accordance with U.S. generally accepted accounting principles, and financial reporting requirements, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company has retained Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) to perform internal audit functions and reports to the Audit Committee and to the Company’s management. Rotenberg is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls related to, for example, the reliability and integrity of the Company’s financial information and the safeguarding of the Company’s assets. With regard to the internal audit functions, the Audit Committee reviewed and the audit plan, audit scope and its coverage in relation to the scope of the external audit, as well as approving Rotenberg to perform the internal audit function.  The Company’s independent registered public accounting firm for Fiscal 2015, Zwick & Banyai, PLLC, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. In accordance with law, the Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent audit firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s annual agenda includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters.  The Audit Committee meets each quarter with Zwick & Banyai, PLLC and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases.  The Company’s management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm.  The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.  In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s vendor performing internal audit function and independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services.  The Company’s independent audit firm has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent audit firm and the Company’s management that firm’s independence.  In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Zwick & Banyai, PLLC. Pre-approval includes audit services, audit-related services, tax services, and other services.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the Fiscal Year ended July 31, 2015, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2015.  The Committee has also reviewed and discussed with Zwick & Banyai, PLLC the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2015, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Fred S. Zeidman — Chairman and Audit Committee Financial Expert
K. Chris Todd
William F. Weld

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

Submission of Proposals for the 2017 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2017 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia 23059, which proposals must be received at such address no later than August 3, 2016. In addition, any stockholder proposal submitted with respect to the Company’s 2017 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after October 17, 2016.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s 2015 Annual Report on Form 10-K obtained by contacting Yonatan Cantor, VP Business Affairs, by phone at (804) 433-1523, or by mail addressed to Yonatan Cantor, Corporate Secretary and VP Business Affairs, at 5300 Hickory Park Drive, Suite 218, Glen Allen, Virginia 23059.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
November 24, 2015

Yonatan Cantor Corporate Secretary

STRAIGHT PATH COMMUNICATIONS INC.
2013 STOCK OPTION AND INCENTIVE PLAN
(Amended and Restated on October 8, 2015)

1.       Purpose; Types of Awards; Construction.

The purpose of the Straight Path Communications Inc. 2013 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to executive officers, employees, directors and consultants of Straight Path Communications Inc. (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as executive officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof.

2.       Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)      “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b)     “Board” shall mean the Board of Directors of the Company.

(c)      “Change in Control” means a change in ownership or control of the Company effected through either of the following:

(i)       any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Class B Common Stock, or (D) any person who, immediately following the spin-off of the Company by way of a pro rata distribution of the Company’s Class B Common Stock to the stockholders of IDT Corporation, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii)      during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

(d)     “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e)      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)      “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan.  The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of awards intended to constitute performance awards, to the extent required by Code

Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m) of the Code. For purposes of awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

(g)     “Company” shall mean Straight Path Communications Inc., a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(h)      “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include sick leave, short-term disability, maternity leave, military leave (including without limitation service in the National Guard or the Army Reserves) and any other personal leave approved by the Company or the Committee. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(i)       “Corporate Transaction” means any of the following transactions:

(i)       a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)      a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(j)       “Disability” shall mean cause for termination of a Grantee’s employment or service due to a determination that the Grantee is disabled in accordance with a long-term disability insurance program maintained by the Company or a total and permanent disability as defined in Code Section 22(e)(3).

(k)      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(l)       “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then readily tradable on an established securities market, such value as the Committee, in its sole discretion, shall determine, provided however that such determination (A) with respect to Nonqualified Stock Options, shall be in good faith using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B), and (B) with respect to Incentive Stock Options, shall be in a manner that satisfies the applicable requirements of Code Section 422.

(m)    “Grantee” shall mean a person who receives a grant of Options or Restricted Stock under the Plan.

(n)      “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(o)     “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(p)     “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(q)     “Non-Employee Director” means a member of the Board or the board of directors of any Subsidiary (other than any Subsidiary that has either (A) a class of “equity securities” (as defined in Rule 3a11-1 promulgated under the Exchange Act) registered under the Exchange Act or a similar foreign statute or (B) adopted any stock option plan, equity compensation plan or similar employee benefit plan in which non-employee directors of such Subsidiary are eligible to participate) who is not an employee of the Company or any Subsidiary.

(r)       “Non-Employee Director Annual Grant” shall mean an award of 8,000 shares of Restricted Stock.

(s)      “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(t)       “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(u)      “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(v)      “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(w)     “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(x)      “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(y)      “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.  The term “substantial ownership interest” means the possession, directly or indirectly, of the power to direct the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(z)      “Restricted Period” shall have the meaning set forth in Section 9(b) of the Plan.

(aa)   “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(bb)   “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(cc)   “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(dd)   “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(ee)   “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(ff)     “Tax Event” shall have the meaning set forth in Section 15 of the Plan.

(gg)   “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.       Administration.

(a)      The Plan shall be administered by the Committee.

(b)     The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options and Restricted Stock; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Class B Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)      All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d)     The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not officers or directors of the Company, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

4.       Eligibility.

Awards may be granted to executive officers, employees, directors and consultants of the Company or of any Subsidiary. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 10 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.       Stock.

(a)      The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 1,503,532 (after giving effect to the stock split of the Company’s shares of common stock to be effective prior to the Company’s spinoff from IDT Corporation), subject to adjustment as provided in Section 11 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b)     If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(c)      In no event may a Grantee be granted during any calendar year Options to acquire more than an aggregate of 50,000 shares of Class B Common Stock subject to adjustment as provided in Section 11 of the Plan.

6.       Terms and Conditions of Options.

(a)      OPTION AGREEMENT. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement. For purposes of interpreting this Section 6, a director’s service as a member of the Board or a consultant’s service shall be deemed to be employment with the Company.

(b)     NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c)      TYPE OF OPTION. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d)     OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 9 of the Plan.

(e)      MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock including a cashless exercise procedure through a broker-dealer or otherwise; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f)      TERM AND EXERCISABILITY OF OPTIONS. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

(g)     TERMINATION OF CONTINUOUS SERVICE. Except as expressly provided for in an applicable Option Agreement or as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of, or maintaining a director or consultant relationship with, or otherwise a service provider to, the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option. In the event that the Continuous Service of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within one hundred eighty (180) days after the date of termination (or such different period as the Committee or the applicable Option Agreement shall prescribe).

(h)      DEATH, DISABILITY OR RETIREMENT OF GRANTEE. Unless otherwise expressly provided for in an Option Agreement, if a Grantee shall die while providing Continuous Service or if the Grantee’s

Continuous Service shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within one hundred eighty (180) days after the death or Disability of the Grantee (or such different period as the applicable Option Agreement or the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the Continuous Service of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the applicable Option Agreement or the Committee shall prescribe).

(i)       OTHER PROVISIONS. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.       Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8.       Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a)      LIMITATION ON VALUE OF SHARES. To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b)     TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.       Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible executive officer, employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)      NUMBER OF SHARES. Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b)     RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form. Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

(c)      FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 9) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d)     OWNERSHIP. During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 9, including the right to receive dividends with respect to such shares and to vote such shares.

(e)      ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 12 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 12. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

10.     Non-Employee Director Restricted Stock.

The provisions of this Section 10 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 10, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan and this Section 10, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a)      GENERAL. Non-Employee Directors shall receive Restricted Stock in accordance with this Section 10. Restricted Stock granted pursuant to this Section 10 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b)     INITIAL GRANTS OF RESTRICTED STOCK. A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected quarters of service until the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director.

(c)      ANNUAL GRANTS OF RESTRICTED STOCK. On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant.

(d)     VESTING OF RESTRICTED STOCK. Restricted Stock granted under this Section 10 shall be fully vested on the date of grant.

11.     Effect of Certain Changes.

(a)      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the maximum number of Options or shares of Restricted Stock that may be awarded to a Grantee in any calendar year (as provided in Section 5 hereof), (ii) the number of shares of Class B Common Stock available for awards under the Plan, (iii) the number and/or kind of shares covered by outstanding awards and (iv) the price per share of Options so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b)     CHANGE IN CLASS B COMMON STOCK. In the event of a change in the Class B Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock, into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

12.     Corporate Transaction; Change in Control; Related Entity Disposition.

(a)      CORPORATE TRANSACTION. In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b)     CHANGE IN CONTROL. In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c)      RELATED ENTITY DISPOSITION. The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d)     SUBSTITUTE AWARDS. The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

13.     Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from July 22, 2013, the date the Board adopted the Plan.

14.     Transferability of Awards.

(a)      Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b)     Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 15 hereof.

(c)      The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d)     Each Grantee who receives an award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities.  By way of example, and not limitation, Restricted Stock shall remain subject to the Insider Trading Policy after the Restricted Period.

15.     Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option or the expiration of a Restricted Period (each a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock.

16.     Rights as a Stockholder.

Except as provided in Section 9(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 11(a) of the Plan.

17.     No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

18.     Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

19.     Approval; Amendment and Termination of the Plan.

(a)      APPROVAL. The Plan initially became effective when adopted by the Board on July 22, 2013 and shall terminate on the tenth anniversary of such date (except as to awards outstanding on that date). The Plan was ratified by the Company’s stockholder on July 24, 2013.  The Board amended the Plan on October 23, 2014 to increase the amount of authorized shares under the Plan to 1,028,532 shares of Class B Common Stock.  The Company stockholders ratified such amendment to the Plan on January 12, 2015.  The Board amended the Plan again on October 8, 2015 to increase the amount of authorized shares under the Plan to 1,503,532 shares of Class B Common Stock.  The Company stockholders ratified such amendment to the Plan on January 12, 2016.

(b)     AMENDMENT AND TERMINATION OF THE PLAN. The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 11(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

20.     Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

21.     Section 409A of the Code.

It is the intention of the Company that no award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 21, and the Plan and the terms and conditions of all awards shall be interpreted accordingly. The terms and conditions governing any awards that the Committee determines will be subject to Section 409A of the Code shall be set forth in the applicable award Agreement and shall comply in all respects with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Grantee pursuant to an award would cause the Grantee to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Grantee for any tax, interest, or penalties that Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF

STRAIGHT PATH COMMUNICATIONS INC.

January 12, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00033330300300001000 2 011216

THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR" THE LISTED NOMINEES, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: **NOMINEES:**

	FOR	AGAINST	ABSTAIN
Davidi Jonas	☐	☐	☐
K. Chris Todd	☐	☐	☐
William F. Weld	☐	☐	☐
Fred S. Zeidman	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting and Proxy Statement and the Fiscal 2015 Annual Report.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.